Schedule of Investments
August 31, 2025
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities–70.70%
Diversified–38.24%
Energy Transfer L.P.	8,207,914	$145,444,236
Enterprise Products Partners L.P.	3,029,145	97,356,720
MPLX L.P.	2,842,663	144,606,267
TC Energy Corp. (Canada)	515,893	26,857,390
		414,264,613
Gathering & Processing –15.64%
Hess Midstream L.P.	1,422,840	58,621,008
Western Midstream Partners L.P.	2,825,859	110,801,931
		169,422,939
Natural Gas Pipeline Transportation–1.71%
Enbridge, Inc. (Canada)	382,134	18,472,358
Other Energy–4.80%
Kodiak Gas Services, Inc.	147,000	5,261,130
Sunoco L.P.	893,961	46,754,160
		52,015,290
Petroleum Pipeline Transportation–10.31%
Genesis Energy L.P.	1,520,635	25,835,588
Plains All American Pipeline L.P.	3,694,829	66,506,922
Plains GP Holdings L.P.	1,004,599	19,388,761
		111,731,271
Total Master Limited Partnerships & Related Entities (Cost $620,098,420)		765,906,471
Shares
Common Stocks & Other Equity Interests–28.73%
Diversified–9.18%
ONEOK, Inc.	557,770	42,602,473
Shares		Value
Diversified–(continued)
Williams Cos., Inc. (The)	981,651	$56,817,960
		99,420,433
Gathering & Processing –10.86%
Archrock, Inc.	295,797	7,323,934
Targa Resources Corp.	657,415	110,287,940
		117,611,874
Natural Gas Pipeline Transportation–1.96%
DT Midstream, Inc.(a)	108,439	11,297,175
Kinetik Holdings, Inc.	237,525	9,935,671
		21,232,846
Other Energy–6.73%
Cheniere Energy, Inc.	175,054	42,331,558
Kinder Morgan, Inc.	1,132,798	30,562,890
		72,894,448
Total Common Stocks & Other Equity Interests (Cost $333,254,326)		311,159,601

Money Market Funds–1.45%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(b)(c)	5,494,825	5,494,825
Invesco Treasury Portfolio, Institutional Class, 4.17%(b)(c)	10,204,674	10,204,674
Total Money Market Funds (Cost $15,699,499)		15,699,499
TOTAL INVESTMENTS IN SECURITIES—100.88% (Cost $969,052,245)		1,092,765,571
OTHER ASSETS LESS LIABILITIES–(0.88)%		(9,491,409)
NET ASSETS–100.00%		$1,083,274,162
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended August 31, 2025.

	Value November 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$151,125,441	$(145,630,616)	$-	$-	$5,494,825	$288,293
Invesco Treasury Portfolio, Institutional Class	-	280,661,534	(270,456,860)	-	-	10,204,674	531,257
Total	$-	$431,786,975	$(416,087,476)	$-	$-	$15,699,499	$819,550

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Alpha Fund

Notes to Quarterly Schedule of Portfolio Holdings
August 31, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2025, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Alpha Fund